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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2001





                           BIOTRANSPLANT INCORPORATED

             (Exact name of registrant as specified in its charter)



         DELAWARE                        000-28324               04-3119555
-------------------------------   -------------------------   ----------------
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
         incorporation)                                      Identification No.)



     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                                              02129
-------------------------------------                          -----------------
  (Address of principal executive                                    (Zip Code)
              offices)

       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
               -------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.      Other Events.

On February 21, 2001, Dr. Elliot Lebowitz, President and Chief Executive Officer of BioTransplant Incorporated, made a slide presentation at the BIO-CEO and Investor Conference relating to BioTransplant's business and its proposed merger with Eligix, Inc. and BioTransplant webcast the presentation. See the transcript of the webcast attached hereto as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

         See Exhibit Index attached hereto.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 21, 2001                 BIOTRANSPLANT INCORPORATED

                                           By: /s/ Richard V. Capasso
                                              ----------------------------------
                                           Richard V. Capasso
                                           Vice President, Finance and Treasurer

                                       3
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                                  EXHIBIT INDEX


EXHIBIT NO.                         EXHIBIT

Exhibit 99.1 Transcript of the Company's webcast held on February 21, 2001



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